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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-35656 and No. 333-45483) of Gradco Systems, Inc. of our report dated June 13, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP
Costa Mesa, California
June 26, 2000